EXHIBIT 99.1
                                 ------------

                                The Amendment.

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                                AMENDMENT NO. 1

                         Dated as of November 9, 2006

                                      to

                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 2006

                                     among

                              INDYMAC MBS, INC.,
                                  Depositor,

                             INDYMAC BANK, F.S.B.,
                              Seller and Servicer

                                      and

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee



                RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A12


                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2006-L


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      THIS AMENDMENT NO. 1, dated as of November 9, 2006 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), is among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as Servicer (the "Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee").

                              W I T N E S S E T H

      WHEREAS, the Depositor, the Servicer and the Trustee entered into the Pooling and Servicing Agreement;

      WHEREAS, the Depositor, the Servicer and the Trustee desire to amend further the Pooling and Servicing Agreement to permit the minimum denominations for the Class A-2 Certificates issued thereunder (the "Class A-2 Certificates") to be $1,000 and not $25,000 as provided in the Pooling and Servicing Agreement;

      WHEREAS, with certain limitations not applicable here, the fourth paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that the Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee, with the consent of the Holders of a Majority in Interest of each Class of Certificates affected by such amendment, for the purpose of changing any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of Certificates;

      WHEREAS, each Depository Participant related to the Class A-2 Certificates, acting (i) pursuant to authority conferred upon them by The Depository Trust Company ("DTC") as of September 27, 2006, as the Holder of the Class A-2 Certificates, and (ii) in accordance with direction received from either (a) the Certificate Owners of the Class A-2 Certificates or (b) one or more financial intermediaries acting at the direction of the Certificate Owners of the Class A-2 Certificates, have consented to the adoption of this amendment (a signed original of the action of each such party being attached hereto as Exhibit A);

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

      WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

      WHEREAS, the Depositor and the Servicer have concluded that no interests of any Class of Certificates other than the Class A-2 Certificates would be adversely affected in any material respect by the Amendment and that no consent of any other Class of Certificates is required for the adoption of the Amendment;

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      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

      WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

      WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and

      WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms.

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

      SECTION 2. Amendment to the Minimum Denomination of the Class A-2
                 Certificates in the table under Master Remic in the Preliminary Statement.

      The minimum denomination for the Class A-2 Certificates stated in the column titled "Minimum Denomination" in the table under Master Remic in the Preliminary Statement is hereby amended and restated in its entirety to read as follows: "$ 1,000."


      SECTION 3. Effect of Amendment.

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.



                                      2
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      SECTION 4. Notices.

       The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

      SECTION 5. Binding Effect.

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

      SECTION 6. Governing Law.

      This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

      SECTION 7. Severability of Provisions.

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 8. Section Headings.

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 9. Counterparts.

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.



                                      3
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      IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                      INDYMAC MBS, INC.,
                                        as Depositor

                                      By:   /s/ Jill Jacobson
                                          ------------------------------------
                                         Name:  Jill Jacobson
                                                ------------------------------
                                         Title: Vice President
                                                ------------------------------



                                      INDYMAC BANK, F.S.B.
                                        as Servicer


                                      By:   /s/ Jill Jacobson
                                          ------------------------------------
                                         Name:  Jill Jacobson
                                                ------------------------------
                                         Title: Vice President
                                                ------------------------------


                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Trustee


                                      By:   /s/ Marion Hogan
                                          ------------------------------------
                                         Name:  Marion Hogan
                                                ------------------------------
                                         Title: Associate
                                                ------------------------------



                                      By:   /s/ Jennifer Hermansader
                                          ------------------------------------
                                         Name:  Jennifer Hermansader
                                                ------------------------------
                                         Title: Associate
                                                ------------------------------